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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2003

Date of reporting period: DECEMBER 31, 2003

Item 1. Report to Shareholders.

[GRAPHIC OMITTED]

                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003




                                                 WORLDWIDE EMERGING MARKETS FUND



















                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of December 31, 2003, and are subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Emerging Markets Fund provided a total return of 54.19% for the year 2003. In comparison, emerging markets in general rose 56.28% for the same period, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.(1)

It is worth noting that 2003 was a year in which risk aversion abated and asset classes that are perceived as risky, such as emerging markets, performed well. While it was an excellent year for global equity investors, it is important to note that 2003's heady returns were, in many cases, not enough to erase the losses sustained in the bear market of the previous three years. Although we do not want to detract from the Fund's 2003 results, we hope that prudent investors recognize that this performance was extraordinary, and that it is not realistic to expect that this level of return can be sustained, or even repeated, in years to come. For a review of your Fund's results dating back to its inception in 1995, please see the chart that follows this letter.


MARKET REVIEW

For investors in global emerging markets, 2003 proved to be a year of plenty. Looking back to the beginning of the year, however, optimism was in short supply. There was much focus on the perils of deflation, and many concerns that fiscal and monetary stimulus in the developed economies would fail to work as well as they had in the past, possibly due to excesses from the so-called bubble period. As if that were not enough, the war with Iraq, and the emergence of a new and mysterious disease, SARS (severe acute respiratory syndrome), combined to depress markets. Yet, in the face of these serious headwinds, emerging markets performed creditably in the first quarter. Thereafter, with the lifting of these worries, emerging markets rallied hard. Increasing evidence that global economics were improving spurred buying in emerging markets as investors sought to play these markets' traditional role as early cycle beneficiaries. Risk aversion and volatility declined in most markets. Corporate earnings upgrades were significant. Many non-dedicated institutional investors and hedge funds increased their exposure to emerging markets, seeking to capitalize the strong secular and cyclical story.


REGIONAL FUND REVIEW

Within the Fund's portfolio, we maintained a bias toward cyclical stocks in 2003 and, in particular, those stocks that were exposed to better global economies. In line with the Fund's benchmark, the MSCI Emerging Markets Free Index, the Fund's four largest allocations at year end were in South Korea, Taiwan, Brazil and South Africa (representing 30.0%, 12.9%, 9.9% and 7.9% of Fund net assets, respectively, as of December 31, 2003). These markets(2) rose 28%, 35%, 142% and 44% in U.S. dollar terms, respectively in 2003. In terms of regional weightings, we continued to favor Asia at the expense of Latin America, Emerging Europe and Africa. The Fund benefited from its Asia weighting last year, as the region, on the back of strong economic growth, produced some of the world's best performing markets in 2003.

The following is a review of the top-performing emerging markets in 2003 in order of performance.

BRAZILIAN stocks were among the most significant outperformers in 2003 and contributed substantially to the Fund's performance. At year end, Brazilian stocks represented 9.9% of Fund net assets and were the Fund's third largest weighting. In U.S. dollar terms, the benchmark Bospeva Index (IBOV) rose 142% for the year. Much of this is being attributed to the fiscal austerity and investor-friendly reforms instituted by President Luiz Inacio Lula da Silva, who was elected in late 2002. Brazil's strong showing was a major turnaround from the beginning of the year. Lula's statements prior to election had raised substantial fears about his policy direction, and consequently the market started off 2003 at deeply oversold levels. Since then, actual policy and regulatory measures have been substantially better than expected. The fiscal situation and the debt burden have improved as well.

Building on its outperformance in 2002, THAILAND (4.4% of Fund net assets) rose 136% in U.S. dollar terms in 2003. It was Asia's number one performer and the world's third best market. Falling interest

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

rates, strong investment growth, robust domestic consumption and further government deregulation all combined to boost the Stock Exchange of Thailand
(SET). Unlike certain other markets in the region, for example Korea, local investors were very active in the market. The Thai economy is booming--and apart from the infuriating road traffic--there is little sign of overheating.

TURKEY (1.8% of Fund net assets) performed admirably during 2003, climbing 111% in U.S. dollar terms, although it remains one of the most volatile markets among emerging economies. Politics generally play a large role in this market's direction, and there were a number of setbacks on this front during the year. Nevertheless, Turkey's economic fundamentals have been improving, with ever-lower inflation and a relatively buoyant industrial sector.

INDIAN stocks (4.9% of Fund net assets) had one of their best relative years since the market became investable to foreign investors in the early 1990s. The benchmark Sensex Index of the Mumbai Stock Exchange gained 82% in U.S. dollar terms for the year. This market has shown much promise in the past, only for that potential to be wrecked on the shoals of political ruction or market scam. In the last few years, however, Indian corporate leaders have been quietly adjusting their business models and have helped create some of the most efficient companies in the region. Given the relative lack of extraneous disruptions to the Indian market in 2003, this enhanced corporate quality was allowed to shine through. Signs of a rapprochement toward Pakistan, including a ceasefire, also helped support the market.

Despite the overall good news in 2003, there were some disappointments, including the performance of domestic Chinese and Malaysian shares. Hong Kong shares also underperformed their Asian counterparts on a relative basis.

Both the CHINA A shares (previously reserved for domestic investors) and China B shares (previously reserved for foreign investors) were exceptionally poor performers in 2003. This is in stark contrast to the performance of their H share counterparts (Chinese companies listed in Hong Kong). Clearly, the performance of the Chinese economy, which is now the second largest in the world as measured by purchasing power parity, was a key factor behind the rise in H shares. The underperformance of the domestic shares relates to high valuations of A shares, relative lack of liquidity in B shares, and the increasing ability of mainland money to access the cheaper H shares. The Fund had 4.3% of net assets in China-related shares.

MALAYSIAN shares (3.4% of Fund net assets) were also a disappointment in 2003. Although the political transition from Prime Minister Mahathir, who was in the job for some 22 years, to his successor, Abdullah Badawi was very smooth, and monetary conditions remained benign, stocks disappointed. Consumption indicators were mixed and there was concern over the loss of competitiveness in some of Malaysia's export industries.

The HONG KONG market (4.3% of Fund net assets) was hard hit by the SARS outbreak in early 2003. Despite signs of a decent rebound in the most affected sectors, Hong Kong still underperformed the rest of the region, returning 36% in U.S. dollar terms in 2003.

Overall, 2003 restored a fair degree of confidence in emerging markets. We still believe that emerging market equities are one of the best ways to position a portfolio for an upturn in global leading indicators. As was the case in 2003, they have historically benefited from a weak U.S. dollar due to real or quasi-dollar pegs in Asia and high dollar-denominated debt in Latin America. Over the last 25 years, a weak U.S. trade-weighted dollar has typically been followed by strong emerging markets equity performance. During the period under review, emerging markets investors benefited from relatively cheap equities, superior growth prospects (due to favorable demographics and productivity growth), and generally undervalued currencies. We maintain that portfolio diversification is a key element to successful investing, particularly in the volatile investment environment of the past few years.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.




[GRAPHIC OMITTED]


[GRAPHIC OMITTED]

DAVID A. SEMPLE
PORTFOLIO MANAGER

January 14, 2004

All references to Fund assets refer to Total Net Assets.

Investors should be aware that emerging markets can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid. Settlement and clearance practices may be less efficient than more developed markets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

(2) All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the South Korean market is measured by the Korean Composite Index (KOSPI).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------



                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2003 (UNAUDITED)


(THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


South Korea 30.0%
Singapore 1.6%
Taiwan 12.9%
Hungary 0.8%
South Africa 7.9%
Israel 1.2%
Brazil 9.9%
Other Assets Less Liabilities 3.0%
Turkey 1.8%
Mexico 5.8%
Indonesia 2.6%
Hong Kong 4.3%
Malaysia 3.4%
India 4.9%
Russia 1.2%
Thailand 4.4%
China 4.3%




------------------------
*Percentage of net assets.

                         WORLDWIDE EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2003*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 4.2%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 3.6%)
Hyundai Motor manufactures, sells, and exports passenger cars, trucks and commercial vehicles. The company also sells various auto parts and operates auto repair service centers throughout South Korea; it also provides financial services through its subsidiaries.

HYUNDAI MOBIS
(SOUTH KOREA, 3.3%)
Hyundai Mobis manufactures and markets automotive parts and equipment. The company also produces industrial machinery, military vehicles and transportation containers.

ANGLO AMERICAN PLC
(SOUTH AFRICA, 3.0%)
Anglo American is a global mining and natural resources company that has interests in gold, diamonds, platinum, coal, copper, nickel, zinc, ferrous metals, base metals, industrial minerals and forest products. The company has operations and developments in Africa, Europe, Australia, and South and North America.

SHINSEGAE CO. LTD.
(SOUTH KOREA, 2.8%)
Shinsegae operates department stores and E-Mart discount stores in South Korea. The company retails food, clothing, household goods, electronics and other items through several branch stores.

KANGWON LAND, INC.
(SOUTH KOREA, 2.6%)
Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. Kangwon operates, under their gaming licenses, a number of gaming tables and slot machines for domestic and international customers.

CHEIL COMMUNICATIONS, INC.
(SOUTH KOREA, 2.5%)
Cheil Communications is the largest advertising agency in South Korea. An affiliate of Samsung Electronics, the company provides advertising, strategy and consulting, creative media promotion and sports marketing services.

AFRICAN BANK INVESTMENTS LTD.
(SOUTH AFRICA, 2.5%)
African Bank Investments is a bank holding company. The group provides financial services to the under-serviced areas of the South African population, and specializes in making consumer loans and micro-lending products to individuals and small businesses.

ALEXANDER FORBES LTD.
(SOUTH AFRICA, 2.4%)
Alexander Forbes is a South African professional services organization that provides financial services including risk management and risk finance consulting, employee benefit and actuarial consulting, healthcare administration and consulting, insurance, reinsurance and wholesale broking, niche underwriting and related products and services.

PT TELEKOMUNIKASI INDONESIA
(INDONESIA, 2.4%)
PT Telekomunikasi provides a variety of domestic wireless and wireline telecommunications services.


------------------------
* Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at its inception with a similar investment in the MSCI Emerging Markets Free Index.



                     VAN ECK WORLDWIDE EMERGING MARKETS FUND
                vs. MSCI Emerging Markets Free Index (unaudited)


(THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


               Van Eck Worldwide             MSCI Emerging
             Emerging Markets Fund         Markets Free Index

Dec-95               10000                       10000
Jan-96               10820                       10711
Feb-96               10350                       10541
Mar-96               10320                       10623
Apr-96               10950                       11047
May-96               11480                       10998
Jun-96               11681                       11067
Jul-96               11591                       10310
Aug-96               12113                       10574
Sep-96               12164                       10666
Oct-96               11963                       10381
Nov-96               12415                       10555
Dec-96               12556                       10603
Jan-97               13722                       11326
Feb-97               14206                       11811
Mar-97               13671                       11501
Apr-97               13611                       11521
May-97               14458                       11851
Jun-97               15427                       12485
Jul-97               16395                       12672
Aug-97               14640                       11059
Sep-97               14953                       11366
Oct-97               11936                       9501
Nov-97               11129                       9154
Dec-97               11098                       9375
Jan-98               10029                       8639
Feb-98               11055                       9541
Mar-98               11600                       9955
Apr-98               11487                       9847
May-98               9731                        8497
Jun-98               8571                        7606
Jul-98               8972                        7847
Aug-98               6046                        5578
Sep-98               6046                        5932
Oct-98               6539                        6557
Nov-98               7268                        7102
Dec-98               7309                        6990
Jan-99               7186                        6885
Feb-99               7391                        6953
Mar-99               8099                        7875
Apr-99               9146                        8850
May-99               9331                        8804
Jun-99               10665                       9803
Jul-99               10296                       9532
Aug-99               9690                        9622
Sep-99               9331                        9294
Oct-99               9988                        9491
Nov-99               11610                       10343
Dec-99               14638                       11663
Jan-00               14474                       11730
Feb-00               15664                       11889
Mar-00               15398                       11958
Apr-00               13129                       10828
May-00               12072                       10376
Jun-00               12821                       10727
Jul-00               12174                       10173
Aug-00               12636                       10217
Sep-00               11066                       9325
Oct-00               9752                        8648
Nov-00               8725                        7892
Dec-00               8510                        8082
Jan-01               9721                        9195
Feb-01               9054                        8475
Mar-01               8130                        7643
Apr-01               8571                        8020
May-01               8746                        8116
Jun-01               8448                        7949
Jul-01               7986                        7447
Aug-01               7627                        7374
Sep-01               6600                        6232
Oct-01               6970                        6619
Nov-01               7843                        7310
Dec-01               8366                        7890
Jan-02               8813                        8158
Feb-02               8823                        8292
Mar-02               9388                        8790
Apr-02               9574                        8848
May-02               9553                        8707
Jun-02               8926                        8053
Jul-02               8268                        7441
Aug-02               8319                        7556
Sep-02               7342                        6740
Oct-02               7887                        7178
Nov-02               8422                        7672
Dec-02               8113                        7417
Jan-03               8154                        7385
Feb-03               7897                        7185
Mar-03               7382                        6982
Apr-03               7959                        7603
May-03               8535                        8149
Jun-03               8958                        8614
Jul-03               9596                        9153
Aug-03               10296                       9767
Sep-03               10389                       9839
Oct-03               11398                       10676
Nov-03               11501                       10807
Dec-03               12510                       11591


--------------------------------------------------------------------------------
Average Annual Total Return 12/31/03      1 Year    5 Year    Since Inception(1)
--------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Fund   54.19%     11.35%         2.83%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index          56.28%     10.64%         1.86%
--------------------------------------------------------------------------------

(1)INCEPTION DATE FOR THE VAN ECK WORLDWIDE EMERGING MARKETS FUND WAS 12/21/95; index returns are calculated as of nearest month end (12/31/95).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

          NO. OF                                                   VALUE
COUNTRY   SHARES       SECURITIES (a)                             (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 9.9%
           63,000   Aracruz Celulose S.A.                       $  2,207,520
           69,000   Cia Vale Do Rio Doce
                      (ADR)                                        3,554,190
          101,519   Embraer Aircraft Corp.
                      (Sponsored ADR)                              3,556,211
          117,000   Gerdau S.A. (Preferred Stock)                  2,458,153
        1,283,348   Itausa Investimentos Itau S.A.                 1,522,353
           42,000   Petroleo Brasileiro S.A.(ADR)                  1,228,080
           84,400   Petroleo Brasileiro S.A.
                      (Preferred Stock)                            2,230,040
           25,000   Votorantim Celulose
                             (Sponsored ADR)                         783,750
                                                                ------------
                                                                  17,540,297
                                                                ------------
CHINA: 4.3%
          170,000   China Mobile (Hong Kong) Ltd.                    522,252
          930,000   CNOOC Ltd.                                     1,820,828
        1,675,000   Denway Motors Ltd.                             1,779,964
        5,700,000   Global Bio-Chem Technology                     3,524,184
                                                                ------------
                                                                   7,647,228
                                                                ------------
HONG KONG: 4.3%
        8,910,000   Asia Aluminium Holdings Ltd.                   1,767,424
        2,300,000   Chen Hsong Holdings Ltd.                       1,807,175
          750,000   Hopewell Holdings Ltd.                         1,154,441
        4,600,000   Media Partners International
                      Holdings, Inc.+                                325,884
        1,802,120   Star Cruises Ltd.+                               516,483
          284,000   Techtronic Industries Co. Ltd.                   788,330
        1,000,000   Weiqiao Textile Co. Ltd.+                      1,262,317
                                                                ------------
                                                                   7,622,054
                                                                ------------
HUNGARY: 0.8%
          105,000   OTP Bank Rt.+                                  1,341,428
                                                                ------------
INDIA: 4.9%
           40,000   Bharat Electronics Ltd.                          535,341
           95,000   Bharat Heavy Electricals Ltd.                  1,060,555
          200,000   Gail India Ltd.                                1,144,396
          175,000   Hindustan Lever Ltd.                             787,308
          127,600   Housing Development Finance
                      Corporation Ltd.                             1,807,012
           14,829   Infosys Technologies Ltd.                      1,813,277
          118,987   State Bank of India                            1,408,231
                                                                ------------
                                                                   8,556,120
                                                                ------------
INDONESIA: 2.6%
        5,200,000   PT Telekomunikasi Indonesia                    4,167,409
        1,000,000   Unilever Indonesia Tbk                           430,395
                                                                ------------
                                                                   4,597,804
                                                                ------------
ISRAEL: 1.2%
           38,000   Teva Pharmaceutical
                      Industries Ltd.                              2,154,980
                                                                ------------
MALAYSIA: 3.4%
          485,000   Genting Berhad                                 2,118,684
          795,000   MAA Holdings Berhad                            1,161,118
        2,000,000   Media Prima Berhad+                              778,947
        3,289,000   Multi-Purpose Holdings Berhad+                   969,389
          328,900   Multi-Purpose Holdings Berhad
                      Rights+ (MYR 0.105,
                      expiring 1/19/04)+*                              1,298
          675,000   Transmile Group Berhad                           881,053
                                                                ------------
                                                                   5,910,489
                                                                ------------
MEXICO: 5.8%
        1,125,000   Consorcio ARA S.A. de C.V.+                    2,795,280
          390,700   Corporacion GEO S.A.
                      de C.V. (Series B)+                          1,992,687
          741,550   Grupo Financiero Banorte
                      S.A de C.V.                                  2,575,572
        1,550,000   Grupo Financiero BBVA
                      Bancomer, S.A. de C.V.+                      1,325,170
          175,000   TV Azteca, S.A. de C.V.
                      (Sponsored ADR)                              1,592,500
                                                                ------------
                                                                  10,281,209
                                                                ------------
RUSSIA: 1.2%
            5,000   Sberbank RF                                    1,302,500
          100,000   Sun Interbrew Ltd. (GDR)+                        804,512
                                                                ------------
                                                                   2,107,012
                                                                ------------
SINGAPORE: 1.6%
          436,000   First Engineering Ltd.                           274,698
        1,225,000   Noble Group Ltd.                               2,308,191
          975,000   Star Cruises Ltd.+                               282,750
                                                                ------------
                                                                   2,865,639
                                                                ------------
SOUTH AFRICA: 7.9%
        3,116,000   African Bank Investments Ltd.                  4,395,389
        2,415,000   Alexander Forbes Ltd.                          4,240,166
          245,000   Anglo American PLC                             5,274,080
                                                                ------------
                                                                  13,909,635
                                                                ------------



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

          NO. OF                                                   VALUE
COUNTRY   SHARES       SECURITIES (a)                             (NOTE 1)
--------------------------------------------------------------------------------
SOUTH KOREA: 30.0%
           30,500   Cheil Communications, Inc.                  $  4,428,451
          170,000   Hanjin Shipping Co. Ltd.                       3,153,168
           20,000   Honam Petrochemical Corp.                      1,032,312
          109,500   Hyundai Mobis                                  5,890,852
          150,000   Hyundai Motor Co. Ltd.                         6,357,532
           13,500   Impala Platinum Holdings Ltd.                  1,170,010
          382,000   Kangwon Land, Inc.                             4,552,581
           96,001   Kookmin Bank                                   3,597,520
            1,537   Kookmin Bank
                      (Sponsored ADR)                                 58,160
           10,000   Orion Corp.                                      733,529
            5,500   POSCO                                            752,413
           45,000   POSCO (Sponsored ADR)                          1,528,650
           19,650   Samsung Electronics Co. Ltd.                   7,437,809
        2,100,000   Sanlam Ltd.                                    2,761,403
           63,000   Sasol Ltd.                                       894,318
          145,000   SFA Engineering Corp.                          1,959,295
           20,300   Shinsegae Co. Ltd.                             4,940,831
           10,000   SK Telecom Co. Ltd.                            1,670,164
                                                                ------------
                                                                  52,918,998
                                                                ------------
TAIWAN: 12.9%
        1,185,693   Advantech Co. Ltd.                             2,043,094
          850,000   Amtran Technology Co. Ltd.                       716,053
           64,702   Eva Airways Corp.                                 26,395
           18,000   Evergreen Marine                                  15,694
          480,000   Hon Hai Precision Industry
                      Co. Ltd.                                     1,887,482
        1,500,000   King Yuan Electronics+                         1,515,464
          349,950   MediaTek, Inc.                                 3,288,190
        2,656,000   Mega Financial Holding Co. Ltd.                1,595,947
          280,500   Pihsiang Machinery Mfg. Co. Ltd.                 974,934
          732,105   Quanta Computer, Inc.                          1,800,612
          157,250   Siliconware Precision
                      Industries Co. (ADR)+                          809,837
        1,312,612   Taiwan Semiconductor
                      Manufacturing Co. Ltd.+                      2,455,106
        2,000,000   Test-Rite International Co. Ltd.               1,243,004
        1,722,000   Wan Hai Lines Ltd.                             1,557,155
        1,850,000   Yang Ming Marine Transport                     1,836,377
        1,527,750   Yuanta Core Pacific
                      Securities Co.                                 913,500
                                                                ------------
                                                                  22,678,844
                                                                ------------
THAILAND: 4.4%
        6,500,000   Asian Property Development
                      Public Co. Ltd.                              $ 943,277
          750,000   Bangkok Bank Public Co. Ltd.+                  2,063,222
          500,000   Bumrungrad Hospital
                      Public Co. Ltd.+                               877,027
          400,000   National Petrochemical
                      Public Co. Ltd.                              1,433,529
        4,110,000   Quality Houses Public Co. Ltd.                   741,662
          822,000   Quality Houses Public Co. Ltd.
                      Warrants  (THB 6.00,
                      expiring 9/11/08)                               63,067
        1,140,300   Royal Garden Resort
                      Public Co. Ltd.                                500,756
          175,000   Siam Cement Public Co. Ltd.                    1,121,837
                                                                ------------
                                                                   7,744,377
                                                                ------------
TURKEY: 1.8%
        3,979,167   Haci Omer Sabanci
                      Holding A.S.(b)                              1,884,048
        3,308,800   Turkiye Is Bankasi+(b)                         1,342,838
                                                                ------------
                                                                   3,226,886
                                                                ------------
TOTAL INVESTMENTS: 97.0%
(COST: $107,862,893)                                             171,103,000
OTHER ASSETS LESS LIABILITIES: 3.0%                                5,204,724
                                                                ------------
NET ASSETS: 100%                                                $176,307,724
                                                                ============

------------------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) These shares are denominated in blocks of 100.

+   Non-Income producing
* Fair value as determined by a valuation committee under the direction of the Board of Trustees.


Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

SUMMARY OF             % OF    SUMMARY OF            % OF
INVESTMENTS             NET    INVESTMENTS            NET
BY INDUSTRY           ASSETS   BY INDUSTRY          ASSETS
-----------           ------   -----------          ------
Autos                   8.0%   Petrochemicals         1.4%
Banks                   9.4%   Pharmaceuticals        1.2%
Biotechnology           2.0%   Pulp and Paper         1.7%
Capital Goods           4.0%   Real Estate            6.1%
Consumer Durables              Retail                 2.8%
  and Apparels          1.4%   Shipping               2.8%
Diversified Financial   9.6%   Software               1.0%
Energy                  3.6%   Technology Hardware   12.5%
Food, Beverage and             Telecommunications     3.6%
  Tobacco               0.9%   Textiles               0.7%
Hospital Management     0.5%   Transportation         1.4%
Hotel and Leisure       1.6%   Other assets less
Manufacturing           4.6%     liabilities          3.0%
Materials              10.6%                       -------
Media                   4.0%                        100.0%
Multi Industry          1.6%                       =======



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $107,862,893) (Note 1) ..............  $171,103,000

Foreign currency (cost $6,161,212) ..............................     6,187,946
Cash-initial margin on equity swap (Note 9) .....................     1,133,578
Receivables:
   Due from broker-swap (Note 9) ................................     2,606,958
   Capital shares sold ..........................................        69,535
   Dividends ....................................................       389,990
   Prepaid expense ..............................................         7,660
                                                                   ------------
       Total assets .............................................   181,498,667
                                                                   ------------

LIABILITIES:
Payables:
   Line of credit (Note 10) .....................................     3,311,810
   Capital shares redeemed ......................................       679,809
   Securities purchased .........................................       608,127
   Foreign taxes ................................................       380,708
   Due to Adviser ...............................................       129,018
   Unrealized depreciation on forward foreign
     currency contracts (Note 7) ................................         1,200
   Accounts payable .............................................        80,271
                                                                   ------------
       Total liabilities ........................................     5,190,943
                                                                   ------------

Net assets ......................................................  $176,307,724
                                                                   ============

Shares outstanding ..............................................    14,513,956
                                                                   ============

Net asset value, redemption and offering price per share ........  $      12.15
                                                                   ============

Net assets consist of:
   Aggregate paid in capital ....................................  $165,007,416
   Unrealized appreciation of investments, equity swaps,
     forward foreign currency contracts and foreign
     currency transactions ......................................    65,491,026
   Undistributed net investment income ..........................       891,920
   Accumulated realized loss ....................................   (55,082,638)
                                                                   ------------
                                                                   $176,307,724
                                                                   ============



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $373,281) .....................................                  $ 4,070,435
Interest ..................................................................................                      219,869
                                                                                                             -----------
    Total income ..........................................................................                    4,290,304
                                                                                                             -----------

EXPENSES:
Management (Note 2) .......................................................................    $1,641,792
Administration (Note 2) ...................................................................         2,099
Custodian .................................................................................       331,315
Professional ..............................................................................       143,551
Report to shareholders ....................................................................        68,581
Interest (Note 10) ........................................................................        70,988
Trustees' fees and expenses ...............................................................        41,419
Transfer agency ...........................................................................        17,570
Other .....................................................................................        33,514
                                                                                               ----------
    Total expenses ........................................................................     2,350,829
    Expenses assumed by the Adviser (Note 2) ..............................................      (150,127)
                                                                                               ----------
    Net expense ...........................................................................                    2,200,702
                                                                                                             -----------
    Net investment income .................................................................                    2,089,602
                                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions (net of foreign taxes of $698,517) ...............                   16,968,020
Realized loss from foreign currency transactions ..........................................                     (208,291)
Realized gain from forward foreign currency contracts and futures .........................                      821,526
Change in unrealized appreciation of investments and swaps ................................                   57,160,283
Change in unrealized depreciation of foreign denominated assets and liabilities
    and forward foreign currency contracts (net of foreign taxes $124,735) ................                     (267,090)
                                                                                                             -----------

Net realized and unrealized gain on investments, swap, futures and foreign
    currency transactions .................................................................                   74,474,448
                                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................                  $76,564,050
                                                                                                             ===========



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED          YEAR ENDED
                                                                                                 DECEMBER 31,        DECEMBER 31,
                                                                                                     2003                2002
                                                                                               ---------------      ---------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ....................................................................  $     2,089,602      $       724,470
   Realized gain (loss) from security transactions ..........................................       16,968,020          (10,060,283)
   Realized losses from forward currency contracts and foreign currency transactions ........         (208,291)            (607,796)
   Realized gain (loss) from futures and swaps ..............................................          821,526           (2,919,886)
   Change in unrealized appreciation of investments and swaps ...............................       57,160,283           (2,916,383)
   Change in unrealized depreciation of foreign denominated assets and
     liabilities and forward currency contracts .............................................         (267,090)             (46,287)
                                                                                               ---------------      ---------------
Net increase (decrease) in net assets resulting from operations .............................       76,564,050          (15,826,165)
                                                                                               ---------------      ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ....................................................................         (294,007)            (285,542)
                                                                                               ---------------      ---------------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ............................................................    2,605,371,707        4,691,550,490
   Reinvestment of dividends and distributions ..............................................          294,007              285,542
   Cost of shares reacquired ................................................................   (2,654,890,446)      (4,660,885,959)
                                                                                               ---------------      ---------------
     Net increase (decrease) in net assets resulting from capital share transactions ........      (49,224,732)          30,950,073
                                                                                               ---------------      ---------------
     Total increase in net assets ...........................................................       27,045,311           14,838,366

NET ASSETS:
Beginning of year ...........................................................................      149,262,413          134,424,047
                                                                                               ---------------      ---------------
End of year (including undistributed net investment
   income of $891,920 and $3,453, respectively) .............................................  $   176,307,724      $   149,262,413
                                                                                               ===============      ===============

*  SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED (UNLIMITED NUMBER OF
   $.001 PAR VALUE SHARES AUTHORIZED):
   Shares sold ..............................................................................      321,948,823          563,066,362
   Reinvestment of dividends ................................................................           37,122               33,319
   Shares reacquired ........................................................................     (326,400,677)        (560,656,161)
                                                                                               ---------------      ---------------
   Net increase (decrease) ..................................................................       (4,414,732)           2,443,520
                                                                                               ===============      ===============



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                          2003            2002            2001            2000           1999
                                                        --------        --------        --------        --------       --------
Net Asset Value, Beginning of year                      $   7.89        $   8.15        $   8.29        $  14.26       $   7.12
                                                        --------        --------        --------        --------       --------
Income From Investment Operations:
Net Investment Income (Loss)                                0.13            0.04            0.08           (0.03)          0.10(a)
Net Realized and Unrealized Gain (Loss)
   on Investments, Swaps, Futures and
   Foreign Currency Transactions                            4.14           (0.28)          (0.22)          (5.94)          7.04
                                                        --------        --------        --------        --------       --------
Total From Investment Operations                            4.27           (0.24)          (0.14)          (5.97)          7.14
                                                        --------        --------        --------        --------       --------
Less Dividends:
Dividend from Net Investment Income                        (0.01)          (0.02)             --              --             --
                                                        --------        --------        --------        --------       --------
Total Distributions                                        (0.01)          (0.02)             --              --             --
                                                        --------        --------        --------        --------       --------
Net Asset Value, End of Year                            $  12.15        $   7.89        $   8.15        $   8.29       $  14.26
                                                        ========        ========        ========        ========       ========
TOTAL RETURN (B)                                           54.19%          (3.02)%         (1.69)%        (41.87)%       100.28%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)                           $176,308        $149,262        $134,424        $129,047       $243,516
Ratio of Gross Expenses to Average Net Assets               1.43%           1.36%           1.30%           1.33%          1.54%
Ratio of Net Expenses to Average Net Assets                 1.30%(c)(e)     1.30%(c)(e)     1.28%(c)        1.26%(c)(d)    1.34%(c)
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                    1.27%(e)        0.39%(e)        1.04%          (0.22)%(d)      0.80%
PORTFOLIO TURNOVER RATE                                       63%            125%            135%            113%           143%

------------------------
(a) Based on average shares outstanding.
(b) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(c) Excluding interest expense.
(d) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.
(e) Net effect of expense reimbursement by Adviser to average net assets for the periods ended December 31, 2003 and December 31, 2002 was 0.09% and 0.03%, respectively.



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official close price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are market valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures outstanding at December 31, 2003.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at December 31, 2003.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the year ended December 31, 2003. For the year ended December 31, 2003, the Adviser assumed expenses in the amount of $150,127. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain other administrative functions.

NOTE   3--INVESTMENTS--Purchases  and  sales  of  securities,  other  than  U.S.
government securities and short-term obligations, aggregated $88,456,640 and $126,490,978 respectively, for the year ended December 31, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2003 was $111,840,025. As of December 31, 2003, net unrealized appreciation for federal income tax purposes aggregate $59,262,975 of which $60,629,993 relate to appreciated securities and $1,367,018 related to the depreciated securities. At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $973,689, accumulated capital and other losses of $51,143,523 and unrealized appreciation of $61,895,834.

The tax character of distributions paid to shareholders during the years ended December 31, 2003 and December 31, 2002 was ordinary income of $294,007 and $285,542, respectively.

As of December 31, 2003, the Fund had a capital loss carryforward of $51,105,505 available, $33,909,513 expiring 2009, $17,195,992 expiring 2010.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise of the first day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund intends to defer to January 1, 2004 for U.S. Federal income tax purposes, post-October currency losses of $38,018.

During the year ended December 31, 2003, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $907,128 and decreased accumulated realized loss by $907,128. Net assets were not affected by this reclassification.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 85% of the Fund.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 2003, the following forward foreign currency contracts were outstanding:

                                                           UNREALIZED
                                 CONTRACT    CURRENT      APPRECIATION
                                  AMOUNT      VALUE      (DEPRECIATION)
                                 --------    -------     -------------
FORWARD FOREIGN
  CURRENCY BUY CONTRACTS:
HKD 2,190,994
  expiring 1/02/04               $ 282,235    $ 282,217     $    (18)
THB 2,892,131
  expiring 1/05/04                   72,941      72,992           51
ZAR 1,292,904
  expiring 1/05/04-1/06/04          194,427     193,194       (1,233)
                                                            --------
                                                            $ (1,200)
                                                            ========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of December

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

31, 2003, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $119,203.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

At December 31, 2003, the Fund had the following outstanding swap (stated in U.S. dollars):

               NUMBER
UNDERLYING       OF          NOTIONAL       TERMINATION       UNREALIZED
SECURITIES     SHARES         AMOUNT           DATE          APPRECIATION
----------    ---------     ----------      -----------      ------------
Gazprom
 Oil Co.      2,840,000     $1,133,578         Open           $2,606,958

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31,2003, the Fund borrowed an average daily amount of $4,078,209 at an average interest rate of 1.73% under the Facility. At December 31, 2003, there was $3,311,810 outstanding that was borrowed under the facility.

NOTE 11--REPURCHASE AGREEMENTS--Collateral for the repurchase agreement in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  12--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

NOTE 13--SUBSEQUENT EVENT--An income dividend of $0.07 per share was paid on January 30, 2004 to shareholders of record as of January 28, 2004 with a reinvestment date of January 30, 2004.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                      /s/ Ernst & Young LLP


New York, New York
February 6, 2004

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                                NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                                   PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                               FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                                 OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                 BY TRUSTEE          HELD:
---------------------             --------------                              --------------      -------------------

INTERESTED TRUSTEES:
John C. van Eck, CFA+             Chairman, Van Eck Associates                     10             Chairman of the Board and
(9/15/15)                         Corporation and former Director of                              President of two other investment
Chairman and Trustee              Van Eck Securities Corporation                                  companies advised by the Adviser
since 1985


Jan F. van Eck                    Director, Van Eck Associates                     10             Trustee of two other investment
(9/26/63)+*                       Corporation; President and Director,                            companies advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation and
                                  other affiliated companies; President
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers Corporation;
                                  Director, Greylock Capital Associates LLC


Derek S. van Eck3                 President of Worldwide Hard Assets Fund10                       Trustee of two other investment
(9/16/64)+*                       series and the Worldwide Real Estate                            companies advised by the Adviser
Trustee since 1999                Fund series of Van Eck Worldwide
                                  Insurance Trust and the Global Hard Assets
                                  Fund series of Van Eck Funds; Executive
                                  Vice President, Director, Global Investments
                                  and President and Director of Van Eck
                                  Associates Corporation and Executive
                                  Vice President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies; Director, Greylock
                                  Capital Associates LLC

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                                NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                                   PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                               FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                                 OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                 BY TRUSTEE          HELD:
---------------------             --------------                              --------------      -------------------

INDEPENDENT TRUSTEES:
Jeremy H. Biggs+                  Vice Chairman, Director                          10             Trustee of two investment
(68)                              and Chief Investment Officer,                                   companies advised by the
Trustee since 1990                Fiduciary Trust Company                                         Adviser; Chairman, Davis Funds
                                  International                                                   Group; Treasurer and Director,
                                                                                                  Royal Oak Foundation; Director,
                                                                                                  Union Settlement Association;
                                                                                                  First Vice President, Trustee and
                                                                                                  Chairman, Finance Committee,
                                                                                                  St. James School


Richard C. Cowell                 Private investor                                 10             Director, West Indies &
(6/13/27)P.++                                                                                     Caribbean Development Ltd.;
Trustee since 1985                                                                                Trustee of two other investment
                                                                                                  companies advised by the Adviser


Philip D. DeFeo+                  Chairman, Pacific                                10             Trustee of another investment
(58)                              Stock Exchange                                                  company advised by the Adviser
Trustee since 1998


David J. Olderman                 Private investor                                 10             Trustee of two other investment
(8/19/35)P.++                                                                                     companies advised by the Adviser
Trustee since 1994


Ralph F. Peters                   Private investor                                 10             Trustee of two other investment
(3/21/29)P.++                                                                                     companies advised by the Adviser
Trustee since 1987s


Richard D. Stamberger             President and CEO, SmartBrief.com                10             Partner and Co-founder, Quest
(5/29/59)P.++                                                                                     Partners, LLC; Executive Vice
Trustee since 1994                                                                                President, Chief Operating Officer
                                                                                                  and Director of NuCable Resources
                                                                                                  Corporation; Trustee of two other
                                                                                                  investment companies advised by
                                                                                                  the Adviser

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                           HELD:
---------------------             --------------                                        -------------------

OFFICERS:
Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(3/15/55)                         Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities Corporation           advised by the Adviser
                                  and other affiliated companies


Alex W. Bogaenko                  Director of Portfolio Administration,                 Officer of two other
(4/13/63)                         Van Eck Associates Corporation and                    investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser


Charles T. Cameron                Director of Trading, Van Eck                          Officer of another
(3/30/62)                         Associates Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser


Thomas H. Elwood+                 Vice President, Secretary and General                 Officer of two other
(8/11/47)                         Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies


Susan C. Lashley                  Vice President, Mutual Fund Operations,               Officer of another
(1/21/55)                         Van Eck Securities Corporation and                    investment company
Officer since 1988                Van Eck Associates Corporation                        advised by the Adviser

------------------------
  1 The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
  2 Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
  3   Brother of Mr. Jan F. van Eck.
  + An "interested person" as defined in the 1940 Act. Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.
  * Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board. ++Member of the Corporate Governance Committee.
  P Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.
  + The following Board members/Officers have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003; Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]


Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees and the Fund's Proxy Voting Policies is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. Code of Ethics

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $130,558 for 2003 and $130,479 for 2002.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $36,575 for 2003 and $13,788 for 2002.

c)   Tax Fees

     Ernst & Young billed tax fees of $8,160 for 2003 and $12,080 for 2002.

d)   All Other Fees

     None.

e) The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6.   Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable for Annual Reports for the period ended December 31, 2003.

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 11. Exhibits.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  March 8, 2004
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  March 8, 2004
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  March 8, 2004
      -------------